UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2008

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Explorer Street, 10th Floor
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     Furnished as Exhibit 100 to this current report on Form 8-K are the following materials from NII Holdings, Inc.’s quarterly report on Form 10-Q for the three months ended March 31, 2008, filed on May 7, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Operations, (iii) Condensed Consolidated Statements of Changes in Stockholders’ Equity and (iv) Condensed Consolidated Statements of Cash Flows. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited, and these are not the official publicly filed financial statements of NII Holdings, Inc. The purpose of submitting these XBRL-formatted documents is to test the related format and technology. Please note that due to the nature of the XBRL format, certain financial statement items may differ in presentation, but not in substance, from our publicly filed financial statements. As a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.
     In accordance with Rule 402 of Regulation S-T, the information in this current report on Form 8-K, including Exhibit 100, should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are being furnished pursuant to Item 8.01 above.

Exhibit
Number	Exhibit Description
100
The following materials are furnished from NII Holdings, Inc.’s quarterly report on Form 10-Q for the three months ended March 31, 2008, filed on May 7, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Operations, (iii) Condensed Consolidated Statements of Changes in Stockholders’ Equity and (iv) Condensed Consolidated Statements of Cash Flows.

EX-100.INS	XBRL Instance Document (File name: nihd-20080331.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: nihd-20080331.xsd)

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: nihd-20080331_pre.xml)

EX-100.LAB	XBRL Taxonomy Label Linkbase Document (File name: nihd-20080331_lab.xml)

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: nihd-20080331_cal.xml)

EX-100.DEF	XBRL Taxonomy Definition Linkbase Document (File name: nihd-20080331_def.xml)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
Date: September 2, 2008	By:	/s/ GARY D. BEGEMAN
Gary D. Begeman
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
100
The following materials are furnished from NII Holdings, Inc.’s quarterly report on Form 10-Q for the three months ended March 31, 2008, filed on May 7, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets, (ii) Condensed Consolidated Statements of Operations, (iii) Condensed Consolidated Statements of Changes in Stockholders’ Equity and (iv) Condensed Consolidated Statements of Cash Flows.

EX-100.INS	XBRL Instance Document (File name: nihd-20080331.xml)

EX-100.SCH	XBRL Taxonomy Extension Schema Document (File name: nihd-20080331.xsd)

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document (File name: nihd-20080331_pre.xml)

EX-100.LAB	XBRL Taxonomy Label Linkbase Document (File name: nihd-20080331_lab.xml)

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document (File name: nihd-20080331_cal.xml)

EX-100.DEF	XBRL Taxonomy Definition Linkbase Document (File name: nihd-20080331_def.xml)